Exhibit 99.1

Contact:	Bob Bannon Investor Relations (336) 335-7665

Lorillard Declares 3-for-1 Stock Split

GREENSBORO, NC, November 13, 2012— Lorillard, Inc. (NYSE: LO), the third largest manufacturer of cigarettes in the United States, announced today that its Board of Directors has declared a three-for-one split of Lorillard common stock. The stock split will be effected in the form of a 200% stock dividend.

“Since becoming an independent publicly traded company in 2008, Lorillard has consistently grown its business and financial results, and those results have largely been reflected by a higher stock price,” stated Murray S. Kessler, Chairman, President and Chief Executive Officer of Lorillard. “Today’s announcement demonstrates the Board of Directors’ continued confidence in the Company’s brands and strategic direction, along with our ongoing commitment of creating value for Lorillard shareholders.”

Lorillard shareholders of record at the close of business on December 14, 2012, will receive two additional shares of Lorillard stock for each share then owned. These additional shares will be distributed beginning January 15, 2013.

About Lorillard, Inc.

Lorillard, Inc. (NYSE: LO), through its Lorillard Tobacco Company subsidiary, is the third largest manufacturer of cigarettes in the United States. Founded in 1760, Lorillard is the oldest continuously operating tobacco company in the U.S. Newport, Lorillard’s flagship premium cigarette brand, is the top selling menthol and second largest selling cigarette in the U.S. In addition to Newport, the Lorillard product line has four additional cigarette brand families marketed under the Kent, True, Maverick and Old Gold brand names. These five brands include 39 different product offerings which vary in price, taste, flavor, length and packaging. Lorillard, through its LOEC, Inc. subsidiary, is also the leading electronic cigarette company in the U.S, marketed under the blu eCigs brand. Newport, Kent, True, Maverick, Old Gold and blu eCigs are the registered trademarks of Lorillard and its subsidiaries. Lorillard maintains its headquarters and manufactures all of its traditional cigarette products in Greensboro, North Carolina.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Reform Act.

Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from those anticipated or projected. Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to, our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These filings are available from the SEC over the Internet or in hard copy, and are available on our website at www.lorillard.com. Forward-looking statements speak only as of the time they are made, and we expressly disclaim any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based.